UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2021

Dell Technologies Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37867	80-0890963
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 289-3355

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class C Common Stock, par value $0.01 per share	DELL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

Commencement of Debt Tender Offers

On December 6, 2021, Dell Technologies Inc. (the “Company”) issued a press release announcing that Dell Inc., its wholly-owned subsidiary (“Dell”), has commenced tender offers (the “Tender Offers”) to purchase for cash up to $2.500 billion maximum aggregate purchase price of (i) 8.350% Senior Notes due 2046, 8.100% Senior Notes due 2036, 6.200% Senior Notes due 2030 and 6.020% Senior Notes due 2026, each co-issued by Dell International L.L.C. and EMC Corporation, which are wholly-owned subsidiaries of Dell (the “co-issuers”), and (ii) 6.500% Senior Notes due 2038 and 5.400% Senior Notes due 2040, each issued by Dell (collectively with the series of notes listed in clause (i), the “Tender Notes”), subject to a tender cap of $1.0 billion in aggregate principal amount with respect to the 8.350% Senior Notes due 2046, and in each case subject to market conditions and other factors.

A copy of the press release, which summarizes the basic terms of the Tender Offers, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Proposed Offering of Senior Notes

On December 6, 2021, the Company issued a press release announcing the commencement of a private offering of Senior Notes to be issued by the co-issuers. A copy of the press release is filed as Exhibit 99.2 to this report and incorporated herein by reference.

Subsequently, on December 6, 2021, the Company issued a press release announcing the pricing of the previously announced offering of the Notes by the co-issuers of $1,000,000,000 aggregate principal amount of 3.375% Senior Notes due 2041 and $1,250,000,000 aggregate principal amount of 3.450% Senior Notes due 2051 (collectively, the “Notes”). The offering is expected to close on December 13, 2021, subject to customary closing conditions. A copy of the press release is filed as Exhibit 99.3 to this report and incorporated herein by reference.

The net proceeds from the offering of the Notes are intended to be used to fund the repurchase of the Tender Notes pursuant to the Tender Offers. Any remaining proceeds not used to repurchase such Tender Notes will be used for general corporate purposes, including the repayment of debt.

The offering of the Notes was made in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in the United States only to persons reasonably believed to be “qualified institutional buyers,” as that term is defined in Rule 144A under the Securities Act, or outside the United States pursuant to Regulation S under the Securities Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following documents are herewith filed as exhibits to this report:

Exhibit Number	Description of Exhibit

99.1	Press Release dated December 6, 2021, announcing the commencement of the Tender Offers.

99.2	Press Release dated December 6, 2021, announcing the launch of the offering of the Notes.

99.3	Press Release dated December 6, 2021, announcing the pricing of the offering of the Notes.

104	Cover Page Interactive Data File — the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2021	Dell Technologies Inc.

	By:	/s/ Robert L. Potts
Robert L. Potts
Senior Vice President and Assistant Secretary
(Duly Authorized Officer)